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     SUPPLEMENT NO. 4 dated September 24, 2004
     (supplanting Supplement No. 3)
TO   PROSPECTUS dated February 1, 2004
FOR  STATE STREET RESEARCH MID-CAP GROWTH FUND,
     A SERIES OF STATE STREET RESEARCH CAPITAL TRUST

PROPOSED REORGANIZATION

MetLife, Inc. ("MetLife"), the parent company of State Street Research & Management Company ("SSRM"), which serves as the investment adviser to the State Street Research Mid-Cap Growth Fund (the "SSR Fund"), a series of the State Street Research Capital Trust (the "Trust"), has announced that it has entered into an agreement to sell SSRM and State Street Research Investment Services, Inc., the Fund's distributor, as part of a larger transaction to sell MetLife's asset management business to BlackRock, Inc. ("BlackRock"). The acquisition by BlackRock of MetLife's asset management business (the "Acquisition") will occur at a closing that is expected to take place during the first quarter of 2005 (the "Closing").

BlackRock is one of the largest publicly traded investment management firms in the United States. Based in New York, BlackRock is a majority-owned, indirect subsidiary of The PNC Financial Services Group, Inc. and currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

It is anticipated that, in connection with the Acquisition, the SSR Fund will be reorganized into the BlackRock Mid-Cap Growth Equity Portfolio (the "BlackRock Fund"), a series of the BlackRock Funds Equity Portfolios, to which BlackRock Advisors, Inc., a wholly owned subsidiary of BlackRock, serves as investment adviser. The Board of Trustees of the SSR Fund has approved an Agreement and Plan of Reorganization between the SSR Fund and the BlackRock Fund (the "Agreement"). A Special Meeting of Shareholders of the SSR Fund at which shareholders will be asked to consider and approve the Agreement is anticipated to take place in December, 2004.

If the proposed reorganization is approved by the Board of Trustees of the BlackRock Fund and by shareholders of the SSR Fund, the BlackRock Fund would acquire substantially all of the assets and liabilities of the SSR Fund. In exchange, shareholders of the SSR Fund would receive shares of the BlackRock Fund with an aggregate value equivalent to the aggregate net asset value of their SSR Fund shares at the time of the transaction.

If the proposed reorganization is not approved by shareholders of the SSR Fund, the Board of Trustees of the SSR Fund will need to consider other alternatives relating to the management and operations of the Fund, including, without limitation, seeking an alternative investment adviser for the SSR Fund or liquidating the SSR Fund.

RULE 12B-1 FEES RELATING TO CLASS B SHARES

The voluntary waiver of the Rule 12b-1 fees on Class B shares of the SSR Fund will be altered effective October 1, 2004. Beginning on that date, the amount of the waiver will be reduced to 0.75% from 1.00%. The fifth line of the "Class B" column in the "Annual Operating Expenses" table on page 6 of the prospectus is hereby deleted and replaced with "1.69(c)" and the corresponding footnote (c) is hereby amended to read: "Reflects partial waiver of 12b-1 fees. The fund expects the waiver to continue through the current fiscal year, although there is no guarantee that it will."

     *The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any fund, nor is it a solicitation of any proxy. For more information regarding any BlackRock Fund, or to receive a free copy of the prospectus/information statement relating to the reorganizations (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the reorganizations has been filed with the Securities and Exchange Commission and become effective, please call (800) 441-7762. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Read the prospectus/proxy statement carefully before making any investment decisions.



                                                                    MG-9062-0904
                                                 Control Number: (exp0905)SSR-LD
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